UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	October 28, 2011 (October 24, 2011)

Tredegar Corporation
(Exact name of Registrant as specified in charter)

Virginia	1-10258	54-1497771
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1100 Boulders Parkway, Richmond, Virginia	23225
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(804) 330-1000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 24, 2011 (the “Closing Date”), TAC Holdings, LLC, a Virginia limited liability company (the “Buyer”), and Tredegar Film Products Corporation, a Virginia corporation (“Tredegar Film Products”), which are indirect and direct, respectively, wholly-owned subsidiaries of Tredegar Corporation, a Virginia corporation (the “Company”), completed the acquisition (the “Transaction”) of 100% of the outstanding equity interests of Terphane Holdings LLC, a Delaware limited liability company (“THLLC”), for an aggregate purchase price of $188,000,000, subject to certain adjustments (the “Purchase Price”).  The transaction was completed in accordance with the Membership Interest Purchase Agreement, dated as of October 14, 2011 (the “Purchase Agreement”), by and among the Buyer, Tredegar Film Products and Gaucho Holdings B.V., a Dutch besloten vennootschap and an indirect subsidiary of Vision Capital Partners VII LP, a Guernsey limited partnership.

THLLC, through its wholly-owned subsidiary, Terphane Acquisition Corp. II, an exempted company incorporated with limited liability under the laws of the Cayman Islands, is the holding company for Terphane Inc., a Delaware corporation (“Tinc”), and Terphane Limitada, a Brazilian limited liability company (“Limitada”).  Tinc manufactures and markets thin polyester films for packaging and industrial applications in North America.  Limitada manufactures and markets similar products in Latin America.

For more information on the Purchase Agreement, see the description thereof in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 19, 2011.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To fund a portion of the Purchase Price, on October 24, 2011, the Company borrowed $125,000,000 under its $300,000,000, four-year, revolving, unsecured credit facility, dated as of June 21, 2010 (the “Credit Agreement”), with the lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, SunTrust Bank, as syndication agent, and Bank of America, N.A., HSBC Bank USA, National Association and U.S. Bank National Association, as co-documentation agents (collectively, the “Lenders”).  Certain of the Company’s material subsidiaries have guaranteed to the Lenders the obligations of the Company under the Credit Agreement pursuant to a separate guaranty agreement, dated as of June 21, 2010 (the “Guaranty”).

The borrowing, which the Company contributed to the Buyer, bears interest at a rate per annum equal to one month LIBO Rate plus the applicable credit spread per the terms of the Credit Agreement (as of the Closing Date, LIBO Rate of .25 plus spread of 200 basis points).

For more information on the Credit Agreement and the Guaranty, see the description thereof contained in Item 1.01 and Item 2.03 of the Current Report on Form 8-K filed by the Company with the SEC on June 22, 2010, which description is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On October 26, 2011, the Company held a conference call with analysts and investors regarding the Transaction.  Copies of the transcript of the call and the slides used in connection therewith, which slides are also available on the Company’s website, are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.2 and Exhibit 99.3, that is being furnished pursuant to Item 7.01 of Form 8-K, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On October 24, 2011, the Company issued a press release announcing the Closing.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(a)           Financial Statements of Businesses Acquired.

To the extent that financial statements are required by this item, such financial statements will be filed by an amendment to this Current Report on Form 8-K no later than January 3, 2012.

 (b)           Pro Forma Financial Information.

To the extent that pro forma financial information is required by this item, such pro forma financial information will be filed by an amendment to this Current Report on Form 8-K no later than January 3, 2012.

(d)           Exhibits.

2.1
Membership Interest Purchase Agreement, dated as of October 14, 2011, by and among TAC Holdings, LLC, Gaucho Holdings B.V. and Tredegar Film Products Corporation.  (Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted exhibit or schedule upon request.) (filed as Exhibit 2.1 to the Company’s Current Report Form 8-K (File No. 1-10258), as filed with the SEC on October 19, 2011, and incorporated herein by reference).

99.1	Press release issued on October 24, 2011.

99.2	Transcript of October 26, 2011 analysts and investors conference call.

99.3	Slides for October 26, 2011 analysts and investors conference call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 28, 2011

TREDEGAR CORPORATION

By:	/s/ A. Brent King
A. Brent King
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1
Membership Interest Purchase Agreement, dated as of October 14, 2011, by and among TAC Holdings, LLC, Gaucho Holdings B.V. and Tredegar Film Products Corporation.  (Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted exhibit or schedule upon request.) (filed as Exhibit 2.1 to the Company’s Current Report Form 8-K (File No. 1-10258), as filed with the SEC on October 19, 2011, and incorporated herein by reference).

99.1	Press release issued on October 24, 2011.

99.2	Transcript of October 26, 2011 analysts and investors conference call.

99.3	Slides for October 26, 2011 analysts and investors conference call.